THE INDIA FUND, INC. ANNOUNCES COMMENCEMENT OF RIGHTS OFFERING

          NEW YORK, July 3, 2006–The India Fund, Inc. (NYSE: IFN; the “Fund”) announced today that the subscription period of its non-transferable rights offering (the “Offer”) has commenced.

          The Fund is issuing to stockholders of record as of the close of business on July 3, 2006 one right for each share of common stock held. The rights entitle stockholders to subscribe for additional shares of the Fund’s common stock. The subscription period commences today, July 3, 2006, and will expire at 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended. The subscription price per share will be equal to 95% of the Fund’s net asset value per share on the expiration date of the Offer, which is August 4, 2006. Stockholders will be able to purchase one share of common stock for every three rights held. The rights are non-transferable and will not be admitted for trading on the New York Stock Exchange.

          Stockholders who exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all requests for over-subscriptions, the Fund may, in its discretion, issue additional shares in an amount up to 25% of the shares that were available in the primary offering. Regardless whether the Fund issues additional shares, if sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro rata among stockholders who over-subscribe based on the number of rights originally issued to them by the Fund. If all subscription rights are exercised (including the additional 25%), the Fund will issue an aggregate total of 13,206,525 shares of its common stock in the Offer.

          For further information regarding the Offer, or to obtain a prospectus containing additional information about the Fund and the Offer, please contact Georgeson Shareholder Communications Inc., the Fund’s information agent, at 1-866-297-1264. Investors should read the prospectus carefully before investing.

          The Fund is a closed-end management investment company that seeks long-term capital appreciation by investing primarily in Indian equity securities. The Fund is traded on the New York Stock Exchange under the trading symbol “IFN.”

          Blackstone Asia Advisors L.L.C. serves as the Investment Manager to the Fund. The Investment Manager is an affiliate of The Blackstone Group.

          This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities to be offered in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

          Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Investors should carefully read the prospectus before participating in the Offer. To obtain a prospectus, please contact Georgeson Shareholder Communications Inc. as set forth above.

Contact:	Blackstone Asia Advisors L.L.C. 1-866-800-8933

          This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Such forward-looking statements are based on the Fund’s current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund’s filings with the Securities and Exchange Commission.